**MINERAL EXPLORATION AND OPTION AGREEMENT**

THIS MINERAL EXPLORATION AND OPTION AGREEMENT (the "Agreement") is made and entered into as of the 7th day of October 2021 (the "Effective Date"), by and between Standard Silver Corp., a Delaware corporation ("Standard Silver"), and Santa Fe Gold Corporation, a Delaware corporation ("Santa Fe Gold"). Standard Silver and Santa Fe Gold sometimes may be referred to herein individually as a "Party" and collectively as the "Parties."

**RECITALS**

A. Santa Fe Gold has rights to certain patented mining claims and unpatented mining claims within the Black Hawk Mining District in Grant County, New Mexico, described in the attached Exhibit A (the "Mining Claims").

B. Standard Silver desires to obtain (i) the right during the Term to enter upon and to conduct Exploration on the Mining Claims, and (ii) the option, exercisable prior to the end of the Term, to form a limited liability company with Santa Fe Gold with respect to the development and conduct of mining operations within the Project Area (the "LLC").

C. Santa Fe Gold is willing to grant to Standard Silver the right to enter upon and to conduct Exploration on the Mining Claims, and to grant to Standard Silver the Option, upon the terms and subject to the conditions set forth in this Agreement.

**AGREEMENT**

NOW, THEERFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

**Article 1**
**DEFINITIONS**

**1.1 Definitions**. As used in this Agreement, the following capitalized terms have the following meanings:

"Additional Project Properties" has the meaning set forth in Section 2.2(a).

"Additional Project Properties Notice" has the meaning set forth in Section 2.2(a).

"Affiliate" means, with respect to any Entity, any other Entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Entity. For purposes of this definition, "control" (and its derivations) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the Introductory Paragraph hereof, and includes any exhibits or schedules.

"Area of Interest" means an area within two miles of the circumambient boundaries of the Mining Claims.

"Defaulting Party" has the meaning set forth in Section7.1.

"Disclosing Party" has the meaning set forth in Section 6.2(a).

"Dispute" means any action, claim, counterclaim, demand, controversy, disagreement, arbitration, suit, grievance or other proceeding of any kind, whether based in contract, tort, statute, regulation, common law, civil law, or otherwise, arising out of, connected with, or related to this Agreement (including its construction, validity, interpretation, enforceability, breach or termination), including disputes regarded as such by only one of the Parties.

"Dispute Resolution Period" has the meaning set forth in Section 7.3(a).

"Effective Date" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Entity" means any individual, general partnership (including a limited liability partnership), limited partnership (including a limited liability limited partnership), limited liability company, corporation, joint venture, trust, business trust, cooperative, association or any foreign trust or foreign business organization.

"Environmental Law" means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus or instrumentalities, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to the protection of health or the environment whether now existing or hereafter adopted, including without limitation those that relate to Hazardous Materials or reclaiming of real property, and all obligations relating to protection of the environment arising out of any material contract or mining lease relating to the Properties.

"Examination Period" means the period of time during which Standard Silver analyzes the potential of the Mining Claims prior to defining the Project Area.

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of minerals, including additional drilling required after discovery of potentially commercial mineralization, feasibility analyses and related environmental compliance, the right to erect, bring and install temporary structures, machinery, equipment, tools, appliances or supplies as reasonably required, and the right to remove reasonable and non-commercial quantities of rocks, ores and minerals for the sole purpose of sampling, metallurgical testing and assaying, and the reclamation and remediation (including the removal of Hazardous Materials) related to such activities.

"Feasibility Study" means a feasibility study that complies with the requirements of National Instrument 43-101 – *Standards of Disclosure for Mineral Projects*, applicable to all companies listed on a Canadian stock exchange, as the same may be amended from time to time

prepared by an independent third party selected by Standard Silver and reasonably acceptable to Santa Fe Gold, that identifies the economics for mining operations in the Project Area and that is used by Standard Silver and its Affiliates to make a decision to exercise the Option.

"Force Majeure" is defined in Section 10.1.

"Governmental Authorities" means any (a) nation, state, country, or other jurisdiction of any nature, (b) national, transnational, federal, state, provincial, prefecture, tribal, local, municipal, foreign, or other government, governmental, or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Hazardous Materials" means any substance: (a) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law, including mine tailings, waste dumps and other materials; (b) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminate" under any Environmental Law; (c) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos or urea formaldehyde foam insulation.

"Indemnified Parties" has the meaning set forth in Section 7.4.

"Indemnifying Party" has the meaning set forth in Section 7.4.

"Information and Data" means non-interpretive data, including maps (including blasthole maps topographic base maps and land status maps), mine plans, geologic information, geophysical information, geochemical reports, drilling data with survey coordinates and elevations, and metallurgical test data and reports, title documents, feasibility reports, assay data, reports, baseline data and approved Permits, and other information.

"Land Holding Payments" means all costs and expenses incurred in holding and maintaining any interest in the Project Area, such costs and expenses to include all costs and expenses incurred in maintaining the unpatented mining claims in the Project Area (including the Unpatented Mining Claims), whether through the performance of assessment work, the payment of claim maintenance fees, or otherwise; all taxes levied against the Project Area or any interest in the Project Area that become due and payable during the Term.

"Laws" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, formal interpretation, or other requirement or rule of law of any Governmental Authority.

"Liability" means any and all loss, damage, injury, expense (including reasonable fees of attorneys and experts through any trial and on appeal), claim, fine, order, penalty, demand, or liability.

"Lien" means any lien, pledge, mortgage, deed of trust, hypothecation, security interest, charge, claim, easement, right-of-way, restriction, surface use agreement, imperfection of title, encroachment or other similar encumbrance.

"LLC" has the meaning set forth in Recital B.

"LLC Agreement" means a limited liability company agreement for the formation of the LLC, in a form mutually agreeable to by the Parties, which the Parties will undertake good faith efforts to prepare.

"Memorandum" means the memorandum of agreement summarizing the terms of this Agreement attached as Exhibit B, which will be executed concurrently with this Agreement and which may be filed or recorded by Standard Silver, at its expense.

"Mining Claims" has the meaning set forth in Recital A.

"Non-Defaulting Party" has the meaning set forth in Section 7.1.

"Notice of Default" has the meaning set forth in Section 7.1.

"Option" has the meaning set forth in Section 3.1.

"Option Closing" means the closing that will occur if Standard Silver exercises the Option during the Term.

"Option Exercise Notice" has the meaning set forth in Section 3.2.

"Parties" or "Party" has the meaning set forth in the Introductory Paragraph of this Agreement, and includes their respective successors and permitted assigns.

"Permit" means any permit, license, approval, consent, ruling, authorization, certification, exemption, variance, notification, waiver, right-of-way, surface use agreement, clearance or registration by or with a Governmental Authority or other third parties.

"Project Area" means an area of approximately 80 contiguous acres within the Mining Claims and the Area of Interest as determined by Standard Silver, that will be the subject of the Feasibility Study.

"Receiving Party" has the meaning set forth in Section 6.2(a).

"Representatives" means, with respect to an Entity, its officers, directors, partners, members, employees, attorneys, and accountants, agents and representatives.

"Santa Fe Gold" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Santa Fe Gold Information and Data" means Information and Data obtained by or on behalf of Santa Fe Gold and its Affiliates that relate to the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold.

"Standard Silver" has the meaning set forth in the Introductory Paragraph to this Agreement.

"Standard Silver Information and Data" means Information and Data developed by or on behalf of Standard Silver that relate to the Mining Claims as developed during the Examination Period, the Feasibility Study or the Additional Project Properties to the extent held by Standard Silver.

"Term" has the meaning set forth in Section 5.1.

"Transaction Documents" means the LLC Agreement, the Memorandum, and any other documents or instruments related to the transactions contemplated in this Agreement.

"Transfer" means the direct or indirect sale, exchange, assignment, lease, transfer, disposition, mortgage, pledge or encumbrance, in whole or in part, by operation of Law or otherwise, of a direct or indirect interest in the Project Area or this Agreement, including a change in control of a Party or of a permitted assignee of a Party.

"Unpatented Claims" has the meaning set forth in Section 4.2(a).

**1.2 Interpretation.** In this Agreement:

(a) This Agreement shall control over any terms and conditions of any documentation submitted by either Party that varies with or conflicts with this Agreement. Acceptance is limited to the terms stated in this Agreement, and any additional or different terms hereby are rejected unless expressly agreed to in writing by the Parties.

(b) This Agreement shall be construed according to its fair meaning, as a whole, as if the Parties had prepared it jointly, not as if prepared by one of the Parties, and as if each Party was represented by competent counsel.

(c) Unless the context otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural; (ii) references to one gender include the other gender; (iii) the words "include," "includes," and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation"; (iv) the terms "hereof," "herein," "hereunder," "hereto," and similar terms refer to the Contract and not to any particular provision of the Contract; (v) "or" is used in the inclusive sense of "and/or"; (vi) if a word or phrase is defined, then its other grammatical or derivative forms have a corresponding meaning; (vii) a reference to an agreement or document (including a reference to this Agreement) is to the agreement or document as amended, supplemented, modified, restated, or replaced, except to the extent prohibited by this Agreement or such other agreement or document; (viii) a reference to a statute, code, act, legislation, ordinance, or to a provision thereof includes a modification, amendment, or substitution thereof, the rules and regulations promulgated thereunder, and the formal interpretations issued in accordance therewith; (ix) unless otherwise stated, words that have a well-known technical, engineering or mining industry meaning are used in accordance with such recognized meaning; (x) unless otherwise specified, the terms "day" and "days" mean and refer to calendar day(s); (xi) unless

otherwise specified, the terms "month" and "months" mean and refer to calendar month(s); and (xii) unless otherwise specified, the terms "year" and "years" mean and refer to calendar year(s).

(d) Unless otherwise specified, if any provision of this Agreement contemplates that the Parties shall negotiate or agree to any matter after the date of this Agreement, then such provision shall be construed to include an obligation of the Parties to negotiate to reach an agreement in good faith within the terms and intent of this Agreement and to confirm such agreement in writing.

(e) Unless otherwise specified, any reference to any document, instrument or agreement includes and incorporates all exhibits, schedules and other attachments thereto.

(f) Unless otherwise specified, all references to Articles, Sections, Schedules and Exhibits are to the Articles, Sections, Schedules and Exhibits of this Agreement.

(g) The headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

## ARTICLE 2
## EXPLORATION RIGHT

**2.1 Mining Claims**. Commencing on the Effective Date and continuing through the Examination Period, Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right to enter upon the Mining Claims, and the sole and exclusive right to conduct such Exploration on the Mining Claims, subject only to this Agreement and any limitations imposed by applicable Permits and any applicable Laws, including any Environmental Law or regulation, as is necessary to identify and define the Project Area.

**2.2 Project Area**.

(a) Standard Silver will evaluate the Mining Claims and the Area of Interest to determine the Project Area. Standard Silver will inform Santa Fe Gold in writing (the "Additional Project Properties Notice") of the properties outside of the Mining Claims within the Area of Interest that Standard Silver determines should be included in the Project Area (the "Additional Project Properties"). Santa Fe Gold shall have the right to acquire the Additional Project Properties. If Santa Fe Gold determines not to acquire the Additional Project Properties within ten days of receipt of the Additional Project Properties Notice, then the Parties shall determine whether the Additional Project Properties shall be acquired jointly, or whether Standard Silver will acquire the Additional Project Properties. Regardless of how acquired, the Additional Project Properties shall be included in the Project Area.

(b) Commencing on the date of acquisition of any Additional Project Properties in whole or in part by Santa Fe Gold and continuing through the Term, Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right to enter upon such Additional Project Properties, and the sole and exclusive right to conduct Exploration on such Additional Project Properties, subject only to this Agreement and any limitations imposed by applicable Permits and any applicable Laws, including any Environmental Law or regulation.

**2.3 Conduct of Exploration.**

(a) Standard Silver shall conduct Exploration within the Project Area. Exploration by Standard Silver shall be conducted in a good and minerlike manner and in compliance with applicable Laws, including Environmental Laws and Permits, and this Agreement.

(b) Standard Silver shall be solely responsible for conducting all Exploration on or with respect to the Project Area during the Term and shall have full control, authority, and responsibility for all Exploration to be conducted within the Project Area. Standard Silver shall conduct or have conducted Exploration within the Project Area in order to prepare, or have prepared, the Feasibility Study.

(c) In conducting Exploration within the Project Area, Standard Silver shall be responsible for all oversight of the Project Area and activities undertaken by or on behalf of Standard Silver, including engineering, environmental, and social oversight and monitoring. Standard Silver shall conduct or cause to be conducted Exploration within the Project Area, including reclamation, remediation and the removal of Hazardous Materials, and shall safeguard and maintain, or cause to be safeguarded and maintained, the Project Area in compliance with all applicable Laws, including Environmental Laws.

(d) Standard Silver shall furnish and bear the expense of all Exploration within the Project Area and all associated Permitting and bonding required in connection with such Exploration. During the Term, Standard Silver shall obtain in its name the Permits, bonds, and approvals necessary for the conduct of Exploration.

(e) Standard Silver shall store and dispose of Hazardous Materials used in Exploration within the Project Area in accordance with applicable Environmental Laws. Standard Silver shall not dispose of any Hazardous Materials within the Project Area except in accordance with applicable Environmental Laws.

**2.4 Reclamation Obligations**. Standard Silver shall be solely responsible for all environmental Liabilities and reclamation obligations resulting from its Exploration during the Term (including with respect to Hazardous Materials) to the extent caused by Standard Silver or its Affiliates or its to their respective Representatives.

**2.5 Cooperation**. Prior to the end of the Term, Santa Fe Gold, acting reasonably, shall cooperate with Standard Silver, when requested by Standard Silver, in obtaining Permits related to Exploration on the Mining Claims and the Additional Project Properties, to the extent held by Santa Fe Gold and in the conduct of such Exploration.

**2.6 Insurance**. Standard Silver shall obtain and maintain during the Term policies of insurance of the types and in the amounts customary in the mining industry for the conduct of Exploration as contemplated in this Agreement.

**2.7 Access to Information and Data**.

(a) At all reasonable times during the Term, Santa Fe Gold shall make available to Standard Silver and its Affiliates, its and their respective Representatives for review and copying, any and all Santa Fe Gold Information and Data. The Santa Fe Gold Information and Data are provided to Standard Silver on an "as is, where is" basis. Neither Santa Fe Gold nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Santa Fe Gold Information and Data.

(b) Santa Fe Gold, upon written request to Standard Silver, shall have the right to access Standard Silver Information and Data for review and copying. Standard Silver shall grant such access at all reasonable times during the Term. The Standard Silver Information and Data are provided to Santa Fe Gold on an "as is, where is" basis. Neither Standard Silver nor its Affiliates makes any representation or warranty of any kind whatsoever as to the accuracy or completeness of the Standard Silver Information and Data.

**2.8 Meetings**. If requested by Santa Fe Gold, the Parties will meet at a time and place convenient to the Parties to discuss the status of Exploration and Standard Silver's progress with respect to the Feasibility Study; *provided* that any such meeting shall not occur more frequently than once every calendar quarter.

**2.9 Physical Inspections**. Santa Fe Gold or its Affiliates may inspect Standard Silver's Exploration on the Mining Claims and the Additional Project Properties held by Santa Fe Gold at any reasonable time provided that neither Santa Fe Gold nor its Affiliates shall interfere with or obstruct Exploration on such Mining Claims and Additional Project Properties. Any such inspection shall be in full compliance with all applicable safety Laws and the reasonable safety and related rules and restrictions employed by Standard Silver. Any such inspection shall be at the risk and expense of Santa Fe Gold and its Affiliates.

## ARTICLE 3
## OPTION

**3.1 Grant of Option**. Santa Fe Gold hereby grants to Standard Silver the sole and exclusive right and option during the Term to form the LLC in accordance with the LLC Agreement (the "Option").

**3.2 Option Exercise.** Standard Silver has the right to exercise the Option at any time during the Term upon not less than 60 days prior written notice to Santa Fe Gold (the "Option Exercise Notice").

**3.3 Option Closing**. If Standard Silver exercises the Option, then at the Option Closing:

(a) Standard Silver shall deliver to Santa Fe Gold a copy of the Feasibility Study;

(b) The Parties shall form an LLC of which Standard Silver initially will own 50.5% of the membership interests and Santa Fe Gold will initially own 49.5% of the membership interests;

(c) The Parties shall execute an LLC Agreement with respect to the LLC;

(d) Santa Fe Gold shall Transfer to the LLC the Mining Claims, the Additional Project Properties to the extent held by Santa Fe Gold, and the Santa Fe Gold Information and Data;

(e) Standard Silver shall Transfer to the LLC the Additional Project Properties to the extent held by Standard Silver, the Standard Silver Information and Data, and the Feasibility Study;

(f) The Parties will record a release of the Memorandum;

(g) The Parties will execute any other documents or instruments necessary to organize the LLC; and

(h) This Agreement shall terminate, except as expressly provided herein.

## ARTICLE 4
## REPRESENTATIONS

**4.1 Mutual Representations.** Each Party represents to the other on the Effective Date and on the Option Closing that:

(a) It is an Entity duly organized and validly existing in the jurisdiction of its incorporation and is qualified to do business and in good standing to conduct business in the jurisdictions where it conducts business, except to the extent that such failure to qualify does not adversely affect its ability to perform its obligations under this Agreement.

(b) It has the corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement, and, as applicable, the Transaction Documents and to undertake the performance by it of its respective obligations under this Agreement and the applicable Transaction Documents, and has obtained all necessary consents of the applicable Governmental Authorities for entering into this Agreement and the applicable Transaction Documents and the performance of its obligations under this Agreement and the applicable Transaction Documents.

(c) This Agreement and the applicable Transaction Documents, when executed and delivered by each respective Party, shall have been duly executed and delivered on behalf of each such Party and shall constitute valid and binding obligations of each Party enforceable against it in accordance with the terms of this Agreement and the applicable Transaction Documents (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar Laws of general applicability relating to or affecting creditors' rights and to the availability of equitable remedies) and will not result in any violation of, or any default under, any other agreement to which such Party or its Affiliates is a Party, including without limitation any agreement or obligation relating to the Mining Claims.

(d) Neither it nor any of its Representatives has dealt or consulted with any real estate broker or agent in connection with the transactions contemplated in this Agreement or the applicable Transaction Documents.

**4.2 Additional Representations by Santa Fe.** Santa Fe Gold represents to Standard Silver as of the Effective Date and as of the Option Date with regard to the Mining Claims, and as of the Option Closing with regard to the Additional Project Properties in which Santa Fe Gold has an ownership interest as follows:

(a) Except as provided in Exhibit A, Santa Fe Gold owns or otherwise has legal or beneficial rights to the Mining Claims and the portion of the Additional Project Properties owned in whole or part by Santa Fe Gold free and clear of any Liens except, with respect to the unpatented mining claims included in the Project Area (the "Unpatented Claims"), the paramount title of the United States. Santa Fe Gold has not received any notices from the United States that the Unpatented Claims are not valid. The Unpatented Claims to the extent held by Santa Fe Gold are valid and all payments and other obligations due with respect to the Unpatented Claims prior to the Effective Date have been timely and properly paid or performed. All taxes due and owing prior to the Effective Date with respect to the patented mining claims included in the Mining Claims have been timely and properly paid, except for taxes being contested in good faith pursuant to proper proceedings. The Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold are free and clear of all defects in title (other than of public record).

(b) Santa Fe Gold has not received written notice of any pending or threatened Disputes involving the Mining Claims the Additional Project Properties to the extent held by Santa Fe Gold, and Santa Fe Gold has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including any Environmental Law, relating to the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold.

(c) Except for ongoing reclamation obligations under the existing Permits, Santa Fe Gold has no contractual commitments or obligations which relate to or affect the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold.

(d) Santa Fe Gold owns, or otherwise has valid rights to, the Santa Fe Gold Information and Data.

(e) Except for the rights granted to Standard Silver under this Agreement, Santa Fe Gold is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, any interest in or to the Mining Claims or the Additional Project Properties to the extent held by Santa Fe Gold prior to the earlier of (i) the end of the Term, and (ii) the Option Closing.

**4.3 Additional Representations by Standard Silver.** Standard Silver represents to Santa Gold as of the Option Closing with regard to the portion of the Additional Project Properties in which Standard Silver has an ownership interest as follows:

(a) Standard Silver owns or otherwise has legal or beneficial rights to the Additional Project Properties to the extent held by Standard Silver free and clear of any Liens except, with respect to the Unpatented Claims to the extent held by Standard Silver, the paramount title of the United States. Standard Silver has not received any notices from the United States that the Unpatented Claims to the extent held by Standard Silver are not valid. The Unpatented Claims to the extent held by Standard Silver are valid and all payments and other obligations due with respect to the Unpatented Claims to the extent held by Standard Silver prior to the Option Closing have been timely and properly paid or performed. The Additional Project Properties to the extent held by Standard Silver are free and clear of all defects in title (other than of public record).

(b) Standard Silver has not received written notice of any pending or threatened Disputes involving the Additional Project Properties to the extent held by Standard Silver, and Standard Silver has not received any written notice of violation or claim from applicable Governmental Authorities alleging any violation of any Law or Permit, including without limitation any Environmental Law, relating to the Additional Project Properties to the extent held by Standard Silver.

(c) Except for ongoing reclamation obligations under the existing Permits, Standard Silver has no contractual commitments or obligations which relate to or affect the Additional Project Properties to the extent held by Standard Silver.

(d) Standard Silver owns, or otherwise has valid rights to, the Standard Silver Information and Data and the Feasibility Study.

(e) Except for the rights granted to Santa Fe Gold under this Agreement, Standard Silver is not under any obligation to Transfer, and during the Term will not Transfer or enter into any obligation to Transfer, any interest in or to the Additional Project Properties to the extent held by Standard Silver prior to the earlier of (i) the end of the Term, and (ii) the Option Closing.

**4.4 Disclosures.** Each of the Parties represents and warrants to the other that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement and which should be disclosed to the other Party in order to prevent the representations in this Article 4 from being misleading in any material respect.

**4.5 No Partnership.** Nothing contained in this Agreement shall be deemed to constitute either Party the partner of the other or, except as otherwise expressly provided, to constitute either Party the agent or legal representative of the other or to create any fiduciary relationship between them. The Parties do not intend to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. Neither Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein.

**4.6 Other Activities.** Except as expressly provided in this Agreement, each of the Parties may be engaged on its own behalf and on behalf of Entities other than the Parties in the general mining business and each of the Parties hereby consents to such involvement by the

other without consulting the other Party or inviting or allowing the other Party to participate. Except as expressly provided in this Agreement, the legal doctrine of "corporate opportunity" sometimes applied to persons occupying a fiduciary status shall not apply in the case of any endeavor of either Party.

**4.7 Waiver and Survival.** The representations and warranties contained in Sections 4.1, 4.2, and 4.3 are for the exclusive benefit of the Party to which such representations and warranties are given, have been relied upon by the Party to which such representations and warranties are given in entering into this Agreement, and a breach of any one or more thereof may be waived by the Party to which they are given in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty.

## ARTICLE 5
## TERM AND TERMINATION

**5.1 Term.** The term of this Agreement shall commence on the Effective Date and shall continue until terminated on the earlier of (a) written notice by Standard Silver to Santa Fe Gold that Standard Silver has ceased conducting Exploration on the Mining Claims or the Project Area, and (b) the Option Closing (the "Term").

**5.2 Effect of Termination.** Following the termination of this Agreement:

(a) Standard Silver promptly shall cease Exploration on the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold, and shall remove from the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold all buildings, plant, equipment, machinery, tools, appliances and supplies which Standard Silver may have brought on the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold during the Term.

(b) Within 30 days of the date of termination:

(i) Standard Silver shall provide Santa Fe Gold with copies of Standard Silver Information and Data. In addition, Standard Silver shall return to Santa Fe Gold, or destroy (at the option of Santa Fe Gold), all Santa Fe Information and Data received by Standard Silver from Santa Fe Gold; and

(ii) Santa Fe Gold shall return to Standard Silver, or destroy (at the option of Standard Silver), all Standard Silver Information and Data received by Santa Fe Gold from Standard Silver, including any copies of the Feasibility Study and any Information and Data related to the Feasibility Study.

(c) Standard Silver shall record the documentation required to release the Memorandum.

(d) Standard Silver shall leave the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold in a safe condition in accordance with applicable Laws.

**5.3 Survival.** Notwithstanding any other provisions of this Agreement, if this Agreement is terminated, the provisions of Sections 5.2 and 7.4 and Articles 1, 6 and 10 (subject to any time limitations referred to therein) shall survive such termination and remain in full force and effect, along with any other provisions of this Agreement which expressly or by their nature survive the termination hereof.

## ARTICLE 6
## CONFIDENTIALITY

**6.1 Confidentiality of Agreement.** Except for the recording of the Memorandum or as provided in Section 6.3, no Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party, which consent shall be at the other Party's sole discretion; provided that a Party may make such disclosures (a) to Affiliates and Representatives who or which have a need to know such information, and (b) as, in the opinion of its counsel, are required by any applicable Laws, stock exchange rule, existing contract or legal process; *provided, however*, that in case of disclosure under Section 6.2(b), the disclosing Party shall promptly notify the other Party of such request or requirement, so that the other Party may seek an appropriate protective order or waive compliance with the Agreement. In the absence of a protective order or the receipt of a waiver, the disclosing Party will give the other Party written notice (unless prohibited by Law) of the information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment shall be afforded to that information.

**6.2 Confidentiality of Information and Data.**

(a) With respect to any Information and Data of a Party (as applicable, the "Disclosing Party") disclosed to the other Party (as applicable, the "Receiving Party"), each Receiving Party agrees to keep the Information and Data of the Disclosing Party confidential and not to disclose the Information and Data of the Disclosing Party to any Entity other than (i) its Affiliates and its and their Representatives who have a need to know; (ii) its outside mining and engineering consultants involved in Exploration within the Project Area; (iii) potential purchasers of the Disclosing Party's interest in the Mining Claims, the Additional Project Properties or in this Agreement; (iv) lenders or financial advisors who have a bona fide need to have access to the Information and Data of the Disclosing Party in connection with the financing of Exploration within the Project Area; and (v) such other Entities as the Parties jointly agree in writing may receive the Information and Data of the Disclosing Party (which agreement may be withheld for any reason or for no reason). Prior to any such disclosure, the applicable Receiving Party will inform the Entity receiving Information and Data of the Disclosing of the confidentiality provisions of this Agreement. The applicable Receiving Party will be responsible and liable for the disclosure in violation of this Agreement of Information and Data of the Disclosing by an Entity to whom or to which such Receiving Party provided Information and Data of the Disclosing Party pursuant to this Section 6.2(a).

(b) The Receiving Party may disclose the Information and Data of the Disclosing Party as may be required by judicial, administrative, or governmental proceeding, whether or not made pursuant to a valid subpoena or applicable order or as otherwise required by Law or the rules of any stock exchange; provided that any disclosure made pursuant to Law shall

be strictly limited in scope and content to the extent possible given the requirements of legal compliance, and subject to each Party's reasonable prior review and revision.

(c) Nothing in this Agreement shall affect a Receiving Party's rights to use, disclose or retain any of the Information and Data of the Disclosing Party which (i) is in the public domain or later enters the public domain other than by a breach by the Receiving Party or any of its agents of any of the obligations of the Receiving Party under this Agreement, (ii) is disclosed to either a Receiving Party or the general public by a third party which is in rightful possession of the Information and Data of the Disclosing Party in circumstances where the disclosure violated no confidentiality obligations, or (iii) the Receiving Party can demonstrate by contemporaneous written documentation was in its possession on a non-confidential basis prior to the time of disclosure.

**6.3 Press Releases and Other Disclosures**. If a Party desires to make public announcements, press releases, or other disclosure to the general public, to be issued by such Party regarding the Agreement and all matters related to the Agreement, it shall provide to the other Parties, to the extent feasible, copies for review and comment at least 3 business days in advance. Each Party shall act in good faith to accommodate the suggestions of the other Parties; provided that each Party shall be entitled to make such announcements and disclosures as are, in the opinion of its counsel, required by Law or the rules of any stock exchange.

## ARTICLE 7
## DEFAULT AND CURE; INDEMNIFICATION

**7.1 Default in Performance of Obligations**. If a Party (as applicable, the "Non-Defaulting Party") believes that another Party (as applicable, the "Defaulting Party") is in default in the observance or performance of any of its covenants or obligations hereunder, the Non-Defaulting Party shall give the Defaulting Party written notice of default (a "Notice of Default"), which Notice of Default will describe in reasonable detail the nature of the default.

**7.2 Opportunity to Cure**. Except as otherwise provided in this Agreement, the Defaulting Party shall have a reasonable time of not more than 30 days within which to remedy such default or, with respect to a default which cannot be cured within the 30-day period, to commence within the 30 days such action as may be necessary to remedy such default and to diligently prosecute such action until the default is cured. Unless the Defaulting Party shall so comply or commence to comply, this Agreement may be terminated at the option of the Non-Defaulting Party, and the Non-Defaulting Party may seek such other remedies as it might have in Law or in equity.

**7.3 Disagreement Over Alleged Default.**

(a) In the event the Defaulting Party believes that it is not in default, the Defaulting Party may give written notice to the Non-Defaulting Party within such 30-day period, as applicable, setting forth in reasonable detail the reasons why the Defaulting Party believes that it is not in default. Upon receipt of a Notice of Default, the Parties shall attempt in good faith to resolve promptly through negotiation any Dispute arising out of or relating to this Agreement for a period of 30 days after the date of the Notice of Default (the "Dispute Resolution Period"). If

the Dispute is not resolved within the Dispute Resolution Period, then the Parties the Dispute shall be subject to Section 10.3(c).

(b) The Dispute Resolution Period may be reasonably extended or shortened by agreement of the Parties. Each Party shall bear its costs with regard to any Dispute, including pursuant to Section 10.3(c).

**7.4 Indemnification**. Subject to the provisions of this Agreement, each Party (as applicable, the "Indemnifying Party") assumes responsibility for the work done by it and its Affiliates and its and their respective Representatives on the Mining Claims and the Additional Project Properties and specifically shall indemnify, defend and hold harmless each of the other Parties and its and their Affiliates and its and their respective Representatives (as applicable, the "Indemnified Parties") for and on account of any Liability that may be asserted against any one or more of the Indemnified Parties as a result of any Dispute commenced or asserted by any Entity (including without limitation any Governmental Authority), arising out of or related to activities and operations (including Exploration) on the Mining Claims and the Additional Project Properties by or on behalf of the Indemnifying Party, including without limitation (a) any violation of applicable Law, including any Environmental Law, in connection with the Indemnifying Party's activities and operations on the Mining Claims and the Additional Project Properties (including any release of Hazardous Materials) and, in the case of Santa Fe Gold, with respect to operations on the Mining Claims prior to the Effective Date (unless otherwise specifically set forth in this Agreement); and (ii) any breach of the Indemnifying Party's representations, warranties or obligations under this Agreement. The rights of the Indemnified Parties hereunder shall apply except to the extent such Liability may have been occasioned, brought about, or caused by the Indemnified Parties or any negligence, fault, strict liability, acts or omissions of the Indemnified Parties.

## ARTICLE 8
## ASSIGNMENTS AND TRANSFERS

**8.1 Assignment by Standard Silver**. Standard Silver may Transfer all or a portion of its interests under the Additional Project Properties to the extent held by Standard Silver and not included in the Project Area, or this Agreement, without the consent of Santa Fe Gold. If Standard Silver desires to Transfer all or a portion of its interests under this Agreement, then Standard Silver shall provide Santa Fe Gold notice of such Transfer.

**8.2 Assignment by Santa Fe Gold.**

(a) Santa Fe Gold may only Transfer all, but not less than all, of its interests under this Agreement to a third party upon the written consent of Standard Silver, which consent shall not be withheld, modified or delayed unreasonably. If Santa Fe Gold desires to Transfer this Agreement to a third party, then Santa Fe Gold shall give Standard Silver written notice of such intent at least 30 days in advance of its desire to Transfer.

(b) Santa Fe Gold shall not Transfer, in whole or in part, the Mining Claims and the Additional Project Properties to the extent held by Santa Fe Gold within the Project Area without the prior written consent of Standard Silver, which consent shall not be withheld,

modified or delayed unreasonably; *provided* that the Entity to whom or to which the Mining Claims and the Additional Project Properties to the extent held by Santa Fe old are Transferred: (i) agrees to abide by the terms and conditions of this Agreement and the Transaction Documents in instruments in writing satisfactory to Standard Silver, acting reasonably; and (ii) has the financial capability to satisfy its obligations under this Agreement and the LLC Agreement, as determined to the reasonable satisfaction of Standard Silver.

**8.3 Permitted Transfers.**

(a) Any Party may Transfer this Agreement to an Affiliate with out the consent of the other Party; *provided* that the Party intending to Transfer this Agreement to an Affiliate shall provide the other Party 30 days advance written notice of any such Transfer.

(b) Any permitted Transfer shall be expressly subject to this Agreement and to all rights of the Parties under this Agreement. No Transfer shall operate to enlarge the obligations or diminish the rights of a Party under this Agreement. No Transfer shall be binding upon a Party for any purpose until the Party making the Transfer has furnished the other Party with the instrument or instruments constituting the undertaking in Sections 8.1 or 8.2.

**8.4 Void Transfers.** Any attempted Transfer in violation of Sections 8.1, 8.2, or 8.3, whether by agreement or by operation of Law, shall be void.

## ARTICLE 9
## MAINTENANCE OF PROPERTIES; DEFENSE OF TITLE

**9.1 Obligations of the Parties.**

(a) During the Term, Standard Silver will timely fund or make all Land Holding Payments for the patented mining claims and the Unpatented Claims within the Project Area and the Additional Project Properties to the extent held by Santa Fe Gold. Standard Silver shall, upon Santa Fe Gold's request, provide Santa Fe Gold with evidence of all payments made. Standard Silver shall always have the right to contest, in the courts or otherwise, any issue related to the Land Holding Payments for the patented mining claims and the Unpatented Claims within the Project Area and the Additional Project Properties to the extent held by Santa Fe Gold; *provided* that Standard Silver makes such Land Holding Payments during the pendency of any such contest. Notwithstanding the foregoing, Standard Silver shall not permit any part of the patented mining claims or the Unpatented Claims, or the Additional Project Properties to the extent held by Santa Fe Gold, to be lost as the result of the failure to make a Land Holding Payment so long as the affected patented mining claims, Unpatented Claims and Additional Project Properties to the extent held by Santa Fe Gold remain subject to this Agreement.

(b) During the Term, Santa Fe Gold shall have the right, but not the responsibility, to make any Land Holding Payments in the event that Standard Silver fails to make such Land Holding Payments as set forth in Section 9.1(a) when due. Santa Fe Gold shall provide Standard Silver with evidence of all such Land Holding Payments made by Santa Fe Gold, and Standard Silver promptly shall reimburse Santa Fe Gold for such Land Holding Payments made by Standard Silver.

(c) No Party shall Transfer or cause or allow a Lien created by or against it to be placed against this Agreement or the properties within the Project Area to the extent owned or held by it nor grant any other right in or to the properties within the Project Area except as expressly provided in this Agreement.

**9.2 Title Defects, Defense, and Protection.**

(a) If in Standard Silver's reasonable opinion (i) Santa Fe Gold's title to all or any part of the Mining Claims is defective, is encumbered or is less than as represented in this Agreement; or (ii) Santa Fe Gold's title, as so represented, is contested or challenged by any Entity (including a Governmental Authority), and Santa Fe Gold is unable or unwilling promptly to correct the alleged defect, encumbrance, or impairment; then Standard Silver shall have the right to terminate this Agreement without further obligation, but only with respect to such properties or shall have the right, but not the obligation, to attempt to perfect or defend Santa Fe Gold's title. If Standard Silver elects to perfect or defend Santa Fe Gold's title, then Standard Silver shall not be liable to Santa Fe Gold in the event that Standard Silver is unsuccessful in, withdraws from, or discontinues litigation or other curative work. Time being of the essence, if Standard Silver does attempt to perfect or defend Santa Fe Gold's title, then Santa Fe Gold shall execute all documents and shall take such other commercially reasonable actions as are reasonably necessary to assist Standard Silver in its efforts. Any improvement or perfection of title to the Mining Claims shall inure to the benefit of Standard Silver and Santa Fe Gold in the same manner and to the same extent as if such improvement or perfection has been made prior to the execution of this Agreement.

(b) If title is, in Standard Silver's reasonable opinion, defective, encumbered, materially less than as represented in this Agreement, then the costs and expenses of perfecting or defending title may be taken into account in determining the relative percentage ownership of Standard Silver and Santa Fe Gold in the LLC, including adjustment of the ownership percentages in Section 3.3(b).

## ARTICLE 10
## MISCELLANEOUS

**10.1 Force Majeure.** No Party shall be liable to any other Party, and no Party shall be deemed in default under this Agreement, for any failure or delay to perform any of its covenants and agreements when such performance is prevented by Force Majeure. For the purposes of this Agreement, "Force Majeure" means any cause not within the control of the Party, despite reasonable commercial efforts, including that performance of the covenants violates any Law of any governmental (civil or military) agency or authority, including all Governmental Authorities claiming jurisdiction over the issuance of Permits, opposition or litigation initiated by local or national non-governmental interest groups or individuals opposed to the project, or contrary to any written agreement concerning the Mining Claims and the Additional Project Properties. Such causes shall also include acts of God, acts of the public enemy, riots, fire, storm, flood, explosion, government restriction, failure to obtain on reasonable terms any Permits, authorizations or approvals required from Governmental Authorities, including environmental protection agencies, despite diligent attempts and the timely provision to such authorities of all information lawfully requested, lack of available equipment, qualified personnel or materials or

other causes beyond the reasonable control of the affected Party, whether of the kind enumerated above or otherwise and whether foreseen, foreseeable or unforeseeable. So far as possible, the Party affected will make all reasonable steps to remedy the delay caused by the events referred to above as soon as feasible; *provided, however*, that nothing contained in this Section 10.1 shall require any Party to settle any Dispute or to test the constitutionality of any Law. The Party claiming Force Majeure shall promptly notify the other Parties in writing of such event, of the steps being taken to resolve the delay and to resume performance, and of the time that the condition of Force Majeure has been alleviated.

**10.2 Notices.** Notices required by this Agreement shall be in writing and shall be delivered either (a) personally, (b) by registered or certified mail, postage prepaid, (c) by any reputable commercial courier service, and addressed or transmitted as follows:

| **If to Standard Silver:** | **If to Santa Fe Gold:** |
|---|---|
| Standard Silver Corp.<br>ATTN: Dan Gorski<br>7 Copano Point Rd<br>Rockport, TX 78382<br>Telephone: (915) 539-5494<br>Email: dgorski@tmrcorp.com | Santa Fe Gold Corporation<br>ATTN: Stephen Antol<br>PO Box 25201<br>Albuquerque, NM 87125-0201<br>Telephone: (505) 255-4852<br>Email: antolstehen@gmail.com |
| **With a copy to Santa Fe Gold.** | **With a copy to Standard Silver.** |

All notices shall be effective upon actual receipt if received during the normal business hours of the receiving Party and on the next normal business day of the receiving Party if delivered other than during normal business hours. The Parties may change the place to which notice is to be delivered by giving written notice to the other Party in accordance with this Section 13.2.

**10.3 General.**

(a) The Parties agree that this Agreement shall not be filed or recorded, but Standard Silver may file or record the Memorandum.

(b) This Agreement, together with all its attached Exhibits, represents the entire understanding of the Parties relating to the subject matter of this Agreement. No modification of this Agreement shall be effective unless it is in writing and is executed by the Parties.

(c) This Agreement shall be governed by and construed in accordance with the Laws of the State of New Mexico without giving effect to any choice or conflict of law provision or rule of any any other jurisdiction. Any Dispute arising out of or based upon this Agreement or the interpretation thereof shall be brought in the courts of the State of New Mexico or the federal courts of the United States, in the District of New Mexico and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such Dispute. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any Dispute brought in any such court. The Parties

irrevocably and unconditionally waive any objection to the laying of venue of any Dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such Dispute brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

(d) As to any provision in this Agreement, the Parties do not intend that there shall be any violation of the Rule against Perpetuities or any rule relating to restraints upon alienation. If any provision of this Agreement would violate the Rule Against Perpetuities or some analogous statutory provision or any other statutory or common-law rule imposing time limits, then such provision shall continue only until 21 years, less one day, after the death of all the individuals who execute this Agreement on behalf of the Parties. Otherwise, if any such violation should inadvertently occur, it is the intent and desire of the Parties hereto that the appropriate court shall reform such provision in such a way as to approximate most closely the intent of the Parties hereto within the limits permissible under such rule or related rule.

(e) This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or will confer upon any other Entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) All of the covenants, conditions, and provisions of this Agreement shall run with the land and shall inure to the benefit of and be binding upon the Parties, their respective heirs, executors, administrators, successors and assigns.

(g) This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement. The Parties agree that this Agreement may be transmitted between them by facsimile machine or an e-mailed PDF file. The Parties intend that signatures so transmitted constitute original signatures and that an agreement so transmitted containing the signatures (original, facsimile or PDF) of both Parties is binding on the Parties.

(h) No waiver of any breach of this Agreement shall be binding unless evidenced in writing, executed by the Party against whom the waiver is asserted. Any waiver shall extend only to the particular breach so waived and shall not limit any rights with respect to any future breach.

(i) Each Party shall execute such documents, assignments, endorsements, instruments and evidences of transfer and give such further assurances as shall be necessary or appropriate in connection with the performance of its obligations under this Agreement.

(j) If any term or condition contained in this Agreement shall be in conflict with or inconsistent with applicable Law, the same shall be deemed to be severable from, and shall not invalidate, the remaining terms and conditions of this Agreement. This Agreement, with any such terms and conditions so severed, shall continue in full force and effect.

(k) Any provision of this Agreement that, by its terms, is intended to survive the expiration or termination of this Agreement shall so survive such expiration or termination.

[SIGNATURE PAGE FOLLOWS]

[REMAINDER OF PAGE LEFT BLANK]

Executed by the Parties to be effective as of the Effective Date.

**Standard Silver Corp.**

By: ______________________________
Print Name: ________________________
Title: ____________________________

**Santa Fe Gold Corporation**

By: ______________________________
Print Name: Brian T. Adair
Title: Chairman

# Exhibit A
# Mining Claims

Mining Claims are located in Sections 15, 16, 20, 21, 22, 27, 28 and 29 of T18S, R16W, Grant County, New Mexico

| Legend | |
|---|---|
| Boundary of Santa Fe Gold Corp. Mining Property | = Red Outline |
| Patented Mining Claims | = Black, Bold |
| Unpatented Mining Claims | = Black, Fine |



Corral
5600
5489
Prospects
Black Hawk
Canyon Corral
6180
6000
21
21
22
Good Hope
Black Hawk
Silver Glance
Extension
Little Rhody
Prospects
Alhambra
Mine
Canyon
Mine
Shaft
Mine
Shaft
Silver Dale
Spring
Dale
Silver
5833
5788
5800

**Patented Claims**

Alhambra Pat #24500 , Pumpkin Pat #14012, Butternut Pat #14010, Stonewall Pat #14011, Good Hope MS #480, Black Hawk Pat #14618, Kent County Pat #18946, Surprise Pat #14162, Chicago Pat #21897, Little Rhody Pat #26419, Silver Glance Pat #15452, Extension Pat #19608, Cornucopia Pat #19466

## UNPATENTED CLAIMS

| Serial Number | Lead Serial Number | Claim Name | Case Type |
|---|---|---|---|
| NMMC106382 | NMMC106382 | NO SHOW #1 | LODE |
| NMMC106383 | NMMC106382 | NO SHOW #2 | LODE |
| NMMC106384 | NMMC106382 | NO SHOW #3 | LODE |
| NMMC106385 | NMMC106382 | NO SHOW #4 | LODE |
| NMMC106386 | NMMC106382 | NO SHOW #5 | LODE |
| NMMC106387 | NMMC106382 | NO SHOW #6 | LODE |
| NMMC106388 | NMMC106382 | NO SHOW #7 | LODE |
| NMMC106389 | NMMC106382 | NO SHOW #8 | LODE |
| NMMC106390 | NMMC106382 | NO SHOW #9 | LODE |
| NMMC106391 | NMMC106382 | NO SHOW #10 | LODE |
| NMMC106392 | NMMC106382 | NO SHOW #11 | LODE |
| NMMC106393 | NMMC106382 | NO SHOW #12 | LODE |
| NMMC106394 | NMMC106382 | NO SHOW #13 | LODE |
| NMMC106395 | NMMC106382 | NO SHOW #14 | LODE |
| NMMC106396 | NMMC106382 | NO SHOW #15 | LODE |
| NMMC106397 | NMMC106382 | NO SHOW #16 | LODE |
| NMMC106398 | NMMC106382 | NO SHOW #17 | LODE |
| NMMC106399 | NMMC106382 | NO SHOW #18 | LODE |
| NMMC106400 | NMMC106382 | NO SHOW #19 | LODE |
| NMMC106401 | NMMC106382 | NO SHOW #20 | LODE |
| NMMC106402 | NMMC106382 | RHONDA #1 | LODE |
| NMMC106403 | NMMC106382 | RHONDA #2 | LODE |
| NMMC106404 | NMMC106382 | RHONDA #3 | LODE |
| NMMC106405 | NMMC106382 | RHONDA #4 | LODE |
| NMMC106406 | NMMC106382 | RHONDA #5 | LODE |
| NMMC106407 | NMMC106382 | RHONDA #6 | LODE |
| NMMC106408 | NMMC106382 | RHONDA#7 | LODE |
| NMMC106409 | NMMC106382 | RHONDA#8 | LODE |
| NMMC106410 | NMMC106382 | RHONDA#9 | LODE |
| NMMC106411 | NMMC106382 | RHONDA #10 | LODE |
| NMMC106412 | NMMC106382 | RHONDA #11 | LODE |
| NMMC106413 | NMMC106382 | RHONDA #12 | LODE |
| NMMC106414 | NMMC106382 | RHONDA#13 | LODE |
| NMMC106415 | NMMC106382 | RHONDA #14 | LODE |
| NMMC106416 | NMMC106382 | RHONDA#15 | LODE |
| NMMC106417 | NMMC106382 | RHONDA #16 | LODE |
| NMMC106418 | NMMC106382 | RHONDA#17 | LODE |
| NMMC106419 | NMMC106382 | RHONDA #18 | LODE |
| NMMC106420 | NMMC106382 | PEE-U #1 | LODE |
| NMMC109082 | NMMC109082 | BARITE | LODE |
| NMMC109083 | NMMC109082 | BARITE #2 | LODE |
| NMMC109084 | NMMC109082 | BARITE #3 | LODE |
| NMMC115276 | NMMC115276 | JODY #1 | LODE |
| NMMC115277 | NMMC115276 | JODY #2 | LODE |
| NMMC115278 | NMMC115276 | JODY #3 | LODE |
| NMMC115279 | NMMC115276 | JODY #4 | LODE |
| NMMC115280 | NMMC115276 | JODY #5 | LODE |
| NMMC115281 | NMMC115276 | JODY #7 | LODE |
| NMMC115282 | NMMC115276 | JODY #8 | LODE |
| NMMC115283 | NMMC115276 | JODY #9 | LODE |

| Serial Number | Lead Serial Number | Claim Name | Case Type |
|---|---|---|---|
| NMMC115284 | NMMC115276 | JODY #10 | LODE |
| NMMC188086 | NMMC188086 | GRANADA | LODE |
| NMMC193678 | NMMC193678 | STONEWALL SURPRISE | LODD |
| NMMC193679 | NMMC193678 | ALHAMBRA EXTENSION 2 | LODE |
| NMMC193680 | NMMC193678 | NO SHOW NO 21 | LODE |
| NMMC193681 | NMMC193678 | NO SHOW NO 22 | LODE |
| NMMC50356 | NMMC50123 | ALHAMBRA EXTENSION | LODE |
| NMMC50357 | NMMC50123 | EASY DAYS | LODE |
| NMMC50358 | NMMC50123 | OLD HOBSON | LODE |
| NMMC64719 | NMMC64719 | CONTENTION #1 | LODE |
| NMMC64720 | NMMC64719 | CONTENTION #2 | LODE |
| NMMC64721 | NMMC64719 | ARGENTITE #1 | LODE |
| NMMC64722 | NMMC64719 | ARGENTITE #2 | LODE |
| NMMC64723 | NMMC64719 | ARGENTITE #3 | LODE |
| NMMC64724 | NMMC64719 | ARGENTITE #4 | LODE |
| NMMC64725 | NMMC64719 | ARGENTITE #10 | LODE |
| NMMC64726 | NMMC64719 | ARGENTITE #11 | LODE |
| NMMC64727 | NMMC64719 | ARGENTITE #12 | LODE |
| NMMC64728 | NMMC64719 | ARGENTITE #13 | LODE |
| NMMC64729 | NMMC64719 | ARGENTITE #14 | LODE |
| NMMC64730 | NMMC64719 | ARGENTITE #15 | LODE |
| NMMC64731 | NMMC64719 | ARGENTITE #16 | LODE |
| NMMC64732 | NMMC64719 | ARGENTITE #18 | LODE |
| NMMC64733 | NMMC64719 | ARGENTITE #19 | LODE |
| NMMC64734 | NMMC64719 | ARGENTITE #20 | LODE |
| NMMC64735 | NMMC64719 | ARGENTITE #21 | LODE |
| NMMC64736 | NMMC64719 | ARGENTITE #22 | LODE |
| NMMC85992 | NMMC85992 | ARGENTINE #5 | LODE |
| NMMC85993 | NMMC85992 | ARGENTINE #6 | LODE |
| NMMC85994 | NMMC85992 | ARGENTINE #7 | LODE |
| NMMC85995 | NMMC85992 | ARGENTINE #8 | LODE |
| NMMC85996 | NMMC85992 | ARGENTINE #9 | LODE |
| NMMC86004 | NMMC85992 | ARGENTINE #17 | LODE |

## EXHIBIT B

## MEMORANDUM OF AGREEMENT

WHEN RECORDED, RETURN TO:

Standard Silver Corp.
ATTN: Dan Gorski
7 Copano Point Rd
Rockport, TX 78382

## MEMORANDUM OF EXPLORATION AND OPTION AGREEMENT

NOTICE IS HEREBY GIVEN that Standard Silver Corp., a Delaware corporation, the address of which is 7 Copano Point Rd, Rockport, TX 78382 ("Standard Silver"), and Santa Fe Gold Corporation, a Delaware corporation, the address of which is PO Box 25201, Albuquerque, NM 87125 ("Santa Fe Gold"), have entered into an Exploration and Option to Agreement (the "Agreement") dated to be effective as of October 7, 2021 (the "Effective Date"), with respect to the patented mining claims and unpatented mining claims more particularly described in Exhibit A to this Memorandum (the "Mining Claims").

Under the terms of the Agreement:

1. Santa Fe Gold has granted exclusively to Standard Silver and its permitted successors and assigns, the right to enter the Mining Claims for the purposes of Exploration (as defined in the Agreement).

2. In the event Standard Silver exercises the Option (as defined in the Agreement), Standard Silver and Santa Fe Gold will form the LLC (as defined in the Agreement) and enter into the LLC Agreement (as defined in the Agreement), and Santa Fe Gold will Transfer the Mining Claims to the LLC.

3. The Agreement may be terminated by Standard Silver upon not less than 30 days' written notice to Santa Fe Gold, unless terminated in accordance with the Agreement.

4. Standard Silver may Transfer all or a portion of its interests under the Agreement without the consent of Santa Fe Gold. Santa Fe Gold may only Transfer all of its interests under the Agreement to a third party upon the consent of Standard Silver, which consent shall not be withheld, modified or delayed unreasonably.

6. The provisions of the Agreement shall inure to the benefit of and be binding upon Standard Silver and Santa Fe Gold and their respective permitted successors and assigns.

7. The Agreement is incorporated herein by this reference and made a part hereof. Copies of the Agreement are in the possession of the parties at the addresses shown above. If there is any conflict between this Memorandum and the Agreement, the Agreement shall govern.

Dated effective as of the date first written above.

**Standard Silver Corp.**

By: ______________________________

Print Name: ______________________

Title: ___________________________

**Santa Fe Gold Corporation**

By: [signature]

Print Name: Brian J. Adair

Title: Chairman

State of _________ )
:ss
County of ___________ )

The foregoing instrument was acknowledged before me this ________________, by __________________, _____________ of Standard Silver Corp.

My Commission Expires: ______________ Notary Public ___________________
Residing At: ___________________

State of Pennsylvania )
:ss
County of Allegheny )

The foregoing instrument was acknowledged before me this 10/07/2021, by Brian J. Adair, Chairman of Santa Fe Gold Corporation.

My Commission Expires: August 27, 2023 Notary Public [signature]
Residing At: Pittsburgh, PA

Commonwealth of Pennsylvania - Notary Seal
HEATHER L HONEYCHUCK - Notary Public
Allegheny County
My Commission Expires Aug 27, 2023
Commission Number 1236301

State of _________ )
:ss
County of ___________ )

The foregoing instrument was acknowledged before me this ________________, by __________________, _____________ of Santa Fe Gold Corporation.

My Commission Expires: ______________ Notary Public ___________________
Residing At: ___________________